Item 12 (b).  Exhibits.

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:      USAA MUTUAL FUNDS TRUST

Balanced Strategy Fund                                         International Fund                                                                        GNMA Trust
Cornerstone Strategy Fund                                   International Fund – Adviser Shares                                         GNMA Trust – Adviser Shares
Growth & Tax Strategy Fund                                World Growth Fund                                                                      Managed Allocation Fund
Emerging Markets Fund                                         World Growth Fund – Adviser Shares
Emerging Markets Fund – Adviser Shares          Precious Metals and Minerals Fund
Treasury Money Market Trust                              Precious Metals and Minerals Fund – Adviser Shares

In connection with the Semi Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended November 30, 2010, the undersigned hereby certifies, that:

1.	The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:           01/26/2011                                                                              /S/ CHRISTOPHER W. CLAUS
             ________________                                                                  ___________________________________
    Christopher W. Claus
    President

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:      USAA MUTUAL FUNDS TRUST

Balanced Strategy Fund                                         International Fund                                                                         GNMA Trust
Cornerstone Strategy Fund                                   International Fund – Adviser Shares                                          GNMA Trust – Adviser Shares
Growth & Tax Strategy Fund                                World Growth Fund                                                                        Managed Allocation Fund
Emerging Markets Fund                                        World Growth Fund – Adviser Shares
Emerging Markets Fund – Adviser Shares         Precious Metals and Minerals Fund
Treasury Money Market Trust                             Precious Metals and Minerals Fund – Adviser Shares

In connection with the Semi Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended November 30, 2010, the undersigned hereby certifies, that:

1.	The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:         01/26/2011                                                                                   /S/ ROBERTO GALINDO, JR.
             ________________                                                                      __________________________________
                                                                                                                        Roberto Galindo, Jr.
                                                                                                                        Treasurer